Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO § 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the annual report on Form 10-K of Volt Information Sciences, Inc., a New York corporation (the “Company”), for the year ended November 2, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ronald Kochman, President and Chief Executive Officer of the Company, and James Whitney Mayhew, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. Except as indicated in the Explanatory Note, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.
Date: January 20, 2015

/s/ Ronald Kochman
Ronald Kochman
President and Chief Executive Officer
(Principal Executive Officer)

/s/ James Whitney Mayhew
James Whitney Mayhew
Chief Financial Officer
(Principal Financial Officer)